EXECUTION VERSION
AMENDMENT NO. 7 TO
RECEIVABLES FINANCING AGREEMENT
This AMENDMENT NO. 7 TO RECEIVABLES FINANCING AGREEMENT, dated as of December 1, 2025 (this “Amendment”), is made with respect to that certain Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among HERC RECEIVABLES U.S. LLC, a Delaware limited liability company (the “US Borrower”), and THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY THERETO, as co-borrowers (each, a “Borrower” and, collectively, the “Borrowers”), HERC RENTALS INC., a Delaware corporation (“Herc”), individually and as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), the LENDERS and MANAGING AGENTS from time to time party thereto, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.
PRELIMINARY STATEMENT:
WHEREAS, each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.
NOW, THEREFORE, the signatories hereto agree as follows:
SECTION 1.    Amendments to the Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2, the Agreement shall be amended as follows:
A.    The signature page of the CACIB Lender Group to the Agreement shall be amended and restated in its entirety as set forth on Exhibit A.
B.    The signature page of the Wells Lender Group to the Agreement shall be amended and restated in its entirety as set forth on Exhibit B.
C.    The signature page of the PNC Lender Group to the Agreement shall be amended and restated in its entirety as set forth on Exhibit C.
D.    The signature page of the Truist Lender Group to the Agreement shall be amended and restated in its entirety as set forth on Exhibit D.
SECTION 2.    Effectiveness of Amendment. This Amendment shall become effective as of the date hereof at such time that the Administrative Agent and the Managing Agents shall have received (i) executed counterparts of this Amendment, (ii) the Upfront Fee, in accordance with Section 3(ii) of, and as such term is defined in, the Fifth Amended and Restated Fee Agreement, (iii) an officer’s certificate of the US Borrower and Herc, each dated as of December 1, 2025, attaching (a) a certified copy of its articles of incorporation or certificate of formation, as applicable, (b) its bylaws or limited liability company agreement, as applicable, (c) its resolutions or unanimous written consent approving the transactions contemplated by this Amendment, (d) a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State (or analogous body) of its jurisdiction of incorporation or formation, as applicable and (e) its incumbency certificate, and (iv) such other documents as the Administrative Agent and the Managing Agents may reasonably request.
SECTION 3.    Transaction Document. This Amendment shall be a Transaction Document under the Agreement.
SECTION 4.    Representations and Warranties. Each of the US Borrower, the Servicer and the Performance Guarantor makes each of the representations and warranties contained in Exhibit III of the Agreement (after giving effect to this Amendment).
SECTION 5.    Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of that certain Performance Guaranty contained in Article VIII of the Agreement, made by the Performance Guarantor in favor of the Beneficiaries shall remain in full force and effect, and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 6.    Confirmation of Agreement; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
SECTION 7.    Costs and Expenses. The US Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the Lenders with respect thereto.
SECTION 8.    GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:
HERC RECEIVABLES U.S. LLC, as Borrower
By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: Treasurer
HERC RENTALS INC., individually and as initial Servicer
By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: Treasurer
HERC RENTALS INC., as Performance Guarantor
By: /s/ Jennifer Laudermilch
Name: Jennifer Laudermilch
Title: Treasurer
[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent
By: /s/ David R Nunez
Name: David R Nunez
Title: Managing Director
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

CACIB LENDER GROUP:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Managing Agent
By: /s/ David R Nunez
Name: David R Nunez
Title: Managing Director
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Committed Lender
By: /s/ David R Nunez
Name: David R Nunez
Title: Managing Director
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender
By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact
By: /s/ David R Nunez
Name: David R Nunez
Title: Managing Director
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director
LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender
By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact
By: /s/ David R Nunez
Name: David R Nunez
Title: Managing Director
By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

WELLS LENDER GROUP:
WELLS FARGO BANK NATIONAL ASSOCIATION, as Managing Agent
By: /s/ Bria Brown
Name: Bria Brown
Title: Executive Director
WELLS FARGO BANK NATIONAL ASSOCIATION, as Committed Lender
By: /s/ Bria Brown
Name: Bria Brown
Title: Executive Director
[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

TRUIST LENDER GROUP:
TRUIST BANK, as Managing Agent
By: /s/ Anthony Ballard
Name: Anthony Ballard
Title: Vice President
TRUIST BANK, as Committed Lender
By: /s/ Anthony Ballard
Name: Anthony Ballard
Title: Vice President
[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

PNC LENDER GROUP:
PNC BANK, NATIONAL ASSOCIATION, as Managing Agent
By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION, as Committed Lender
By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

[Signature Page to Amendment No. 7 to Receivables Financing Agreement]

EXHIBIT A

CACIB LENDER GROUP:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Managing Agent
By:
Name:
Title:
By:
Name:
Title:
CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Committed Lender
By:
Name:
Title:
By:
Name:
Title:
Commitment: $215,000,000
Uncommitted Allocation: $35,000,000

ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender
By:
Name:
Title:
By:
Name:
Title:
LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender
By:
Name:
Title:
By:
Name:
Title:

EXHIBIT B
WELLS LENDER GROUP:
WELLS FARGO BANK NATIONAL ASSOCIATION, as
Managing Agent
By:
Name:
Title:
WELLS FARGO BANK NATIONAL ASSOCIATION, as
Committed Lender
By:
Name:
Title:
Commitment: $135,000,000
Uncommitted Allocation: $15,000,000

EXHIBIT C
PNC LENDER GROUP:
PNC BANK, NATIONAL ASSOCIATION, as
Managing Agent
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION, as
Committed Lender
By:
Name:
Title:
Commitment: $62,500,000
Uncommitted Allocation: $12,500,000

EXHIBIT D
TRUIST LENDER GROUP:
TRUIST BANK, as
Managing Agent
By:
Name:
Title:
TRUIST BANK, as
Committed Lender
By:
Name:
Title:
Commitment: $62,500,000
Uncommitted Allocation: $12,500,000